Other current liabilities	6 Months Ended
Jun. 30, 2025
Other current liabilities.
Other current liabilities

13.Other current liabilities

	At June 30,	At December 31,
(Euro thousands)	2025	2024
Loan note	39,588	—
Due to related companies	29,154	23,504
Payroll and employee benefits payables	20,932	21,222
Accrued expenses	17,259	17,809
Tax payables	9,069	11,069
Customer advances	3,393	4,140
Warrant liabilities	545	1,223
Financing fund	—	51,874
Other	7,040	8,179
Total other current liabilities	126,980	139,020

Loan note and financing fund

Financing fund is the investment to be made by Meritz Securities Co., Ltd.(“Meritz”), a Korean incorporated investment fund in the Company. On June 27, 2025, LGHL consummated the following transactions pursuant to a share buyback agreement with Meritz:

●	Meritz sold and surrendered, and LGHL repurchased from Meritz 13,804,733 Ordinary Shares for a price equal to €48.1 million (the “Repurchase Price”);
●	Immediately thereafter, LGHL issued to Meritz a fixed rate 11.40% secured loan note (the “Loan Note”) for a principal amount equal to the Repurchase Price (the “Loan”). Pursuant to the Loan Note, LGHL agreed to repay the Loan in two installments by repaying (i) €8.50 million on June 30, 2025, and (ii) all outstanding amounts of the Loan on December 14, 2026;
●	The Repurchase Price payable by LGHL to Meritz was offset in its entirety against the issuance of the Loan Note by LGHL to Meritz.

As of the end of June 2025, LGHL has completed the repurchase of all shares held by Meritz, and all the repurchased 19,050,381 shares have been cancelled.